MERRILL LYNCH
PACIFIC FUND, INC.



FUND LOGO




Annual Report

December 31, 1997





Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Executive Vice President
Stephen I. Silverman, Senior Vice President
   and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863








This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Pacific Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH PACIFIC FUND, INC.


DEAR SHAREHOLDER

Fiscal Year in Review
Merrill Lynch Pacific Fund, Inc. posted a substantial decline for the final quarter of 1997. During the December quarter the Fund's Class A, Class B, Class C and Class D Shares declined 18.77%, 18.99%, 19.01% and 18.82%, respectively, bringing the total returns for the fiscal year ended December 31, 1997 to -6.35%, -7.31%, -7.28% and -6.55%, respectively. Although the Fund's fiscal year performance is extraordinarily good on a relative basis--the unmanaged Benchmark Index of Pacific Basin stock markets declined 29.53% for the fiscal year--we are nevertheless disappointed at the extent of the Fund's declines during the December quarter and the losses for the fiscal year. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--8 of this report to shareholders.)

Unlike the other fiscal quarters of 1997, every market in our investment universe was weak during the December quarter; the best-performing markets were Singapore and Australia, which declined 14% and 15%, respectively. To make matters worse, our individual stock positions did not provide better returns than their respective markets during the December quarter. In contrast, during the first three quarters of the fiscal year, our stocks substantially outperformed their respective markets. At the same time, our underweightings in the worst-performing smaller Asian stock markets helped the Fund's performance. Therefore, the Fund's outperformance relative to the unmanaged Benchmark Index for the fiscal year was largely achieved through stock selection during the first three quarters of the year and underweighting the worst-performing markets throughout the fiscal year. However, our investment strategies were unable to stem losses during the December quarter and, as a result, the Fund experienced negative total returns for the fiscal year.


Portfolio Matters
During the December quarter, some of the Fund's largest Japanese positions--Shin-Etsu Chemical Co., Ltd., Sankyo Co., Ltd. and Murata Manufacturing Co., Ltd.--all significantly underperformed the Japanese stock market, which declined by 21.59% in US dollar terms. We regard the declines in these stocks as "technical" and not justified on a fundamental basis. Therefore, we expect that all of these stocks will eventually recover and provide the Fund with attractive positive returns in the future.

We refer to the declines for these three stocks as "technical" to distinguish their performances from that of our worst-performing large Japanese position for the fiscal year, Mitsubishi Heavy Industries, Ltd. This stock declined because the company reported annual earnings that were much lower than the prior fiscal year, and a negative surprise relative to investors' expectations. In addition, the company made a statement that suggested its intermediate-term business prospects had taken a material turn for the worse. However, as of the end of 1997, the company's shares were selling at 20 times its reduced earnings forecast and about 1.3 times consolidated book value. Therefore, although the stock's poor performance was negative for the Fund during 1997, at current valuations we believe it is appropriate to continue to hold Mitsubishi Heavy Industries shares. A stock that is selling at 20 times earnings--which is equivalent to a 5% earnings yield--is very inexpensive compared to a yield of less than 2% that is currently available on Japanese fixed-income investments. The stock's price/book value ratio is also inexpensive for a company which should still earn more than a 5% return on equity, even with a much lower level of profitability.

The declines we witnessed in the Malaysian, Thai and Indonesian stock markets are unprecedented in our 15 years of managing Merrill Lynch Pacific Fund. When we couple these stock market declines with the sharp currency devaluations that also took place, the losses in US dollar terms are even more extreme. From their 1997 highs through January 1998, the Malaysian, Thai and Indonesian stock markets de-clined by 62%, 58% and 54%, respectively, in local currency terms. Over this same period, the Malaysian, Thai and Indonesian currencies declined from their 1997 highs by 47%, 56% and 82%, respectively. The combination of local stock market and foreign currency declines had resulted in extraordinarily large losses in US dollar terms.


Merrill Lynch Pacific Fund, Inc.
December 31, 1997


To put these declines in perspective, we must remember that a 50% decline is not recouped by a 50% gain, but requires a 100% gain to recover the loss. If a stock market declines 80% in value, it must appreciate 400% just to get back to the level it was prior to the decline. The amount of wealth and purchasing power that has disappeared in the second half of 1997, primarily among residents of the emerging Asian countries, is likely to have some negative impact on the overall economic system of the developed world, in our view.

The traditional economic view of the intersection of supply and demand gradually moving prices toward equilibrium does not adequately explain to us the sharp share price and currency declines experienced during the latter half of 1997. In his book The Alchemy of Finance,1 George Soros argues that market valuations do not tend toward equilibrium, but are always biased in one direction or another. In our judgment, his thesis better explains the way markets work than the more traditional economic theories.


[FN]
1 Soros, George. The Alchemy of Finance. New York,
  Simon and Schuster, 1987.


Soros goes on to make an even more important point. He states that the performance of markets will tend to influence the very events that they anticipate. Looking at Southeast Asia, the implication of Soros's theory is that the sharp stock market and currency declines not only tell us that something is wrong in these economies, but that the markets' declines will almost certainly have further negative effects on these economies as well.

We are fortunate that less than 3% of the Fund's assets were invested in the Indonesian, Malaysian, Thai and Korean stock markets as of December 31. As of that date we were modestly underweighted in Hong Kong at 10.8% of net assets compared to a Benchmark Index weighting of 14%. However, these underweighted positions are more a reflection of our view that our Japanese and Australian investments offered better relative value than those we could find in other countries. At this time, we do not have any important insights into the longer-term implications of the "Asian contagion," although, as we have noted, it appears likely that economic conditions in the emerging Asian countries will worsen over the near term.


Investment Outlook
Although the situation in Asia is not positive, the long-term outlook is not as dismal as it might appear. The collapse of the smaller Asian stock markets will likely create rewarding long-term investment opportunities. Although we believe that the situation in the emerging Asian countries is still too uncertain to warrant greater investment, we may venture cautiously into individual issues that are selling at substantially less than their recent high prices.

Turning to Japan, we remain hopeful that the financial system will be reformed to become more like the US model. If this occurs, we believe that significant economic value will accrue to shareholders of some companies. For example, if Japan embraces a more American-style market system, we would expect Fund holding Chudenko Corp. to buy back and retire many of its outstanding shares or make a large one-time distribution to shareholders. Japanese non-life insurance companies, such as those held by the Fund, would probably do the same or else risk becoming the subject of hostile takeovers. In this ideal scenario, Japanese companies would consider profitability, cost of capital, and the impact of their actions on shareholder value. Corporations would try to ensure that the interests of managements and shareholders became more closely aligned. We remain hopeful that such developments will occur, even though there is currently no clear evidence that they are beginning to take place. If Japan were to implement reforms that enhance free-market competition and align the interests of shareholders and managements, we would probably become very bullish on Japanese stock market prospects.


Merrill Lynch Pacific Fund, Inc.
December 31, 1997


The unmanaged Nikkei 225 Index stood at approximately 16,000 in early 1998, only about double the level it was at the beginning of 1983. This translates into a return of approximately 5% per year from 1983 through 1996. Given the well-documented problems that Japan has encountered throughout the 1990s, it is not surprising that its stock market returns are so low. However, it is surprising that the Japanese stock market has only appreciated at a rate of 5% per year over the course of the last 15 years. In our view, Japanese stock prices already largely reflect the troubles Japan has experienced. Even modest appreciation from the current depressed level of Japanese stock prices would provide attractive total returns. For example, if the Nikkei 225 Index were to reach 24,000 within four years--a level almost 40% below its 1989 high--we would be very comfortable about the potential returns of our Japanese investments. If the Japanese stock market were to rise 50% in four years (16,000 to 24,000), it would translate into a gain of over 10.5% per year. The return on our Japanese investments would differ from this rate by the addition of their dividend yields and their outperformance or underperformance relative to the Index. So although we are not forecasting that the Japanese stock market will necessarily appreciate, we believe that the potential certainly exists.

Asian stock markets outside of Japan are even further from their highs, especially in US dollar terms. Therefore, their longer-term upside potential may be even greater. So while the significant risks of investing in emerging stock markets has been demonstrated by their volatility in 1997, the potential for substantial positive returns in the future is not insignificant. Although it is psychologically difficult to be bullish on a market that has been in a bear phase for the past eight years (Japan) or ones that have just lost over 70% of their US dollar value (smaller Asian markets), this is probably not the time to abandon hope that Pacific Basin stock markets can achieve attractive returns in the future.


In Conclusion
We thank you for your investment in Merrill Lynch Pacific Fund, Inc., and we look forward to serving your financial needs throughout the Fund's new fiscal year and beyond.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President




(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and Portfolio Manager



February 11, 1998





Merrill Lynch Pacific Fund, Inc.
December 31, 1997


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/97                        -6.35%        -11.27%
Five Years Ended 12/31/97                  +8.26         + 7.09
Ten Years Ended 12/31/97                   +8.39         + 7.81

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/97                        -7.31%        -10.44%
Five Years Ended 12/31/97                  +7.16         + 7.16
Inception (10/21/88) through 12/31/97      +6.10         + 6.10

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/97                        -7.28%         -8.06%
Inception (10/21/94)
through 12/31/97                           +0.01          +0.01

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/97                        -6.55%        -11.45%
Inception (10/21/94)
through 12/31/97                           +0.80         - 0.89

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Pacific Fund, Inc.
December 31, 1997


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment--Class A Shares

A line graph depicting the growth of an investment in the Fund's
Class A  Shares compared to growth of an investment in the Morgan
Stanley Capital International Pacific Region Index. Beginning and ending values are:

                                           12/87          12/97

ML Pacific Fund, Inc.++--
Class A Shares*                           $ 9,475        $21,205

Morgan Stanley Capital International
Pacific Region Index++++                  $10,000        $ 8,837


Total Return Based on a $10,000 Investment--Class B Shares

A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the Morgan
Stanley Capital International Pacific Region Index. Beginning and ending values are:

                                        10/21/88**        12/97

ML Pacific Fund, Inc.++--
Class B Shares*                           $10,000        $17,233

Morgan Stanley Capital International
Pacific Region Index++                    $10,000        $ 7,127



Total Return Based on a $10,000 Investment--Class C Shares and Class D Shares

A line graph depicting the growth of an investment in the Fund's
Class C and Class D Shares compared to growth of an investment in the Morgan Stanley Capital International Pacific Region Index.
Beginning and ending values are:

                                        10/21/94**        12/97

ML Pacific Fund, Inc.++--
Class C Shares*                           $10,000        $10,003

ML Pacific Fund, Inc.++--
Class D Shares*                           $ 9,475        $ 9,719

Morgan Stanley Capital International
Pacific Region Index++++                  $10,000        $6,655

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Pacific Fund, Inc. invests primarily in equities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong and Singapore.
++++This unmanaged market capitilization-weighted Index is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. Performance data is from October 31, 1988 for Class B Shares and October 31, 1994 for Class C and Class D Shares.

    Past performance is not predictive of future performance.



Merrill Lynch Pacific Fund, Inc.
December 31, 1997


PERFORMANCE DATA (continued)

Performance Summary--Class A Shares
                                     Net Asset Value    Capital Gains
Period Covered                   Beginning      Ending   Distributed    Dividends Paid*  % Change**
9/23/76--12/31/76                  $ 9.30      $ 9.81          --             --          + 5.48%
1977                                 9.81        9.20          --           $0.050        - 5.73
1978                                 9.20       14.48       $ 0.070          0.020        +58.87
1979                                14.48        8.96         3.340          0.120        -23.40
1980                                 8.96       12.11          --            0.220        +38.49
1981                                12.11       12.78         1.460          0.230        +22.22
1982                                12.78       12.07         0.420          0.320        + 0.46
1983                                12.07       16.04         0.180          0.290        +38.54
1984                                16.04       15.43         0.950          0.090        + 2.92
1985                                15.43       19.59         1.380          0.160        +40.96
1986                                19.59       34.32         0.190          0.110        +77.78
1987                                34.32       16.15        22.154          0.183        +10.77
1988                                16.15       19.11         2.064          0.196        +34.38
1989                                19.11       20.65         1.042          0.061        +14.49
1990                                20.65       16.52         1.668          0.766        - 8.39
1991                                16.52       18.34         0.521          0.433        +17.04
1992                                18.34       15.80         0.221          0.741        - 8.75
1993                                15.80       21.21          --            0.027        +34.41
1994                                21.21       21.12         0.469          0.219        + 2.90
1995                                21.12       22.16         0.382          0.298        + 8.20
1996                                22.16       21.58         0.505          1.403        + 6.09
1997                                21.58       16.97         2.206          1.000        - 6.35
                                                            -------         ------
                                                      Total $39.222   Total $6.937

                                               Cumulative total return as of 12/31/97: +1,722.59%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.

Performance Summary--Class B Shares
                                     Net Asset Value    Capital Gains
Period Covered                   Beginning      Ending   Distributed    Dividends Paid*  % Change**
10/21/88--12/31/88                 $17.93      $19.09        $1.034         $0.171        +13.37%
1989                                19.09       20.49         1.042           --          +13.39
1990                                20.49       16.30         1.668          0.653        - 9.29
1991                                16.30       18.01         0.521          0.322        +15.87
1992                                18.01       15.34         0.221          0.726        - 9.72
1993                                15.34       20.41          --             --          +33.05
1994                                20.41       20.27         0.469          0.041        + 1.87
1995                                20.27       21.22         0.382          0.099        + 7.10
1996                                21.22       20.59         0.505          1.167        + 5.00
1997                                20.59       16.11         2.206          0.740        - 7.31
                                                             ------         ------
                                                       Total $8.048   Total $3.919

                                                  Cumulative total return as of 12/31/97: +72.33%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Merrill Lynch Pacific Fund, Inc.
December 31, 1997


PERFORMANCE DATA (continued)


Performance Summary--Class C Shares
                                     Net Asset Value    Capital Gains
Period Covered                   Beginning      Ending   Distributed    Dividends Paid*  % Change**
10/21/94--12/31/94                 $21.67      $20.12        $0.469         $0.191         -4.04%
1995                                20.12       20.97         0.382          0.179         +7.07
1996                                20.97       20.30         0.505          1.194         +5.00
1997                                20.30       15.83         2.206          0.756         -7.28
                                                             ------         ------
                                                       Total $3.562   Total $2.320

                                                  Cumulative total return as of 12/31/97: +0.03%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class D Shares
                                     Net Asset Value    Capital Gains
Period Covered                   Beginning      Ending   Distributed    Dividends Paid*  % Change**
10/21/94--12/31/94                 $22.70      $21.11        $0.469         $0.213         -3.93%
1995                                21.11       22.14         0.382          0.255         +7.95
1996                                22.14       21.57         0.505          1.337         +5.84
1997                                21.57       16.98         2.206          0.940         -6.55
                                                             ------         ------
                                                       Total $3.562   Total $2.745

                                                   Cumulative total return as of 12/31/97: +2.58%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Recent Performance Results
                                                                          Market Performance          Market Capitalization
                                                                   In Local Currency/In US Dollars       (as of 9/30/97)
                                                                    3 Month           12 Month      In US Dollars   % of Total
                                                                    % Change          % Change        (Billions)     (100.0%)
ML Pacific Fund, Inc. Class A Shares--Total Investment Return*     -18.77%(1)          - 6.35%(1)
ML Pacific Fund, Inc. Class B Shares--Total Investment Return*     -18.99(2)           - 7.31(2)
ML Pacific Fund, Inc. Class C Shares--Total Investment Return*     -19.01(3)           - 7.28(3)
ML Pacific Fund, Inc. Class D Shares--Total Investment Return*     -18.82(4)           - 6.55(4)
Market-Weighted Index**                                            -22.42(5)           -29.91(6)
Benchmark Index***                                                 -23.24              -29.53
  Japan                                                          -15.36/-21.59      -20.12/-28.98       $2,834        72.8%
  Australia                                                      - 5.44/-14.99      + 7.91/-11.54          322         8.3
  Hong Kong                                                      -28.75/-28.84      -20.29/-20.42          449        11.5
  Malaysia                                                       -27.02/-39.08      -51.98/-68.79          150         3.8
  Singapore                                                      - 5.51/-14.10      -15.79/-29.97          124         3.2
  Thailand                                                       -31.57/-47.40      -55.19/-75.83           15         0.4

(1)Percent change includes reinvestment of $1.000 per share ordinary income dividends and $2.206 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.740 per share ordinary income dividends and $2.206 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.756 per share ordinary income dividends and $2.206 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.940 per share ordinary income dividends and $2.206 per share capital gains distributions.
(5)9/30/97 market weights used in this computation. The Market-Weighted Index return and individual country returns do not include dividends.
(6)12/31/96 market weights used in this computation. The Market-Weighted Index return and individual country returns do not include dividends.
  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **Unmanaged. The Market-Weighted Index weights the US dollar-adjusted Pacific Basin stock market returns by the relative market capitalization of each individual country on the appropriate date.
***Unmanaged. The Benchmark Index weights US dollar-adjusted returns based on 68% Japan, 7% Australia, 14% Hong Kong, 5% Malaysia, 4% Singapore and 2% Thailand.


Merrill Lynch Pacific Fund, Inc.
December 31, 1997


PERFORMANCE DATA (concluded)


Results of a $1,000 Investment Since Inception--Class A Shares

(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on September 23, 1976 to $17,269.04 on December 31, 1997.


PORTFOLIO INFORMATION


For the Quarter Ended December 31, 1997

                                         Percent of
Ten Largest Equity Holdings              Net Assets

Canon, Inc.                                  7.2%
Lend Lease Corp.                             7.0
HSBC Holdings PLC                            5.4
Murata Manufacturing Co., Ltd.               4.8
Hutchison Whampoa Ltd.                       4.8
Ito Yokado Co., Ltd.                         4.7
Sony Corporation                             4.1
Bridgestone Corporation                      3.8
Rohm Co., Ltd.                               3.7
Yamanouchi Pharmaceutical Co., Ltd.          3.7


Deletions (Equity Investments)

Swire Pacific Ltd. 'A'



                                         Percent of
Ten Largest Industries                   Net Assets

Property & Casualty Insurance               13.4%
Electric Equipment                          11.2
Office Equipment                             7.2
Property                                     7.0
Pharmaceuticals                              7.0
Banking                                      6.3
Electric Construction                        5.4
Retailing                                    4.9
Conglomerates                                4.9
Consumer Electronics                         4.4



Merrill Lynch Pacific Fund, Inc.
December 31, 1997

SCHEDULE OF INVESTMENTS
                      Shares Held/                                                                   Value       Percent of
Industry              Face Amount                 Investments                       Cost           (Note 1a)     Net Assets

Japanese Securities
Automobile              4,680,000     Suzuki Motor Corp.                     $   49,672,928     $   42,398,465        2.8%

Beverage                  380,000     Chukyo Coca-Cola Bottling Co., Ltd.         5,420,506          2,509,021        0.2
                          424,000     Hokkaido Coca-Cola Bottling Co., Ltd.       6,399,350          3,092,514        0.2
                          386,000     Kinki Coca-Cola Bottling Co., Ltd.          7,430,096          4,119,309        0.3
                          476,000     Mikuni Coca-Cola Bottling Co., Ltd.         8,487,431          5,956,852        0.4
                          517,000     Sanyo Coca-Cola Bottling Co., Ltd.          7,028,799          4,366,219        0.3
                                                                             --------------     --------------      ------
                                                                                 34,766,182         20,043,915        1.4

Capital Goods          13,089,000     Mitsubishi Heavy Industries, Ltd.          95,579,842         54,667,301        3.6

Chemicals               2,391,000     Shin-Etsu Chemical Co., Ltd.               46,696,826         45,708,944        3.0

Consumer         YEN  409,000,000     Matsushita Electric Works,
Electronics                           Ltd.--C.E.W.#8,2.70% due 5/31/2002
                                      (Convertible)                               4,543,868          4,176,353        0.3
                          701,000     Sony Corporation                           64,792,008         62,430,710        4.1
                                                                             --------------     --------------      ------
                                                                                 69,335,876         66,607,063        4.4

Containers              1,816,000     Toyo Seikan Kaisha, Ltd.                   50,677,095         25,932,898        1.7

Electric                1,887,000     Chudenko Corp.                             55,433,121         41,289,443        2.7
Construction            3,365,000     Kinden Corp.                               53,752,777         35,910,557        2.4
                        1,232,000     Taihei Dengyo Kaisha, Ltd.                 24,789,475          3,830,787        0.3
                                                                             --------------     --------------      ------
                                                                                133,975,373         81,030,787        5.4

Electric Equipment      2,847,000     Murata Manufacturing Co., Ltd.            106,583,086         71,694,127        4.8
                        3,910,000     NEC Corporation                            56,508,104         41,726,680        2.7
                          540,000     Rohm Co., Ltd.                             28,864,902         55,140,115        3.7
                                                                             --------------     --------------      ------
                                                                                191,956,092        168,560,922       11.2

Office Equipment        4,650,000     Canon, Inc.                                82,123,759        108,529,751        7.2

Pharmaceuticals         2,200,000     Sankyo Co., Ltd.                           49,356,685         49,827,255        3.3
                        2,560,000     Yamanouchi Pharmaceutical Co., Ltd.        64,562,953         55,032,630        3.7
                                                                             --------------     --------------      ------
                                                                                113,919,638        104,859,885        7.0

Property & Casualty     8,790,000     Dai-Tokyo Fire & Marine Insurance
Insurance                             Co., Ltd.                                  53,840,330         30,233,551        2.0
                        4,492,000     Fuji Fire & Marine Insurance
                                      Co., Ltd.                                  16,261,457          9,070,219        0.6
                        7,539,000     Koa Fire & Marine Insurance
                                      Co., Ltd.                                  45,292,612         28,361,689        1.9
                        8,191,000     Nichido Fire & Marine Insurance
                                      Co., Ltd.                                  46,307,188         42,762,994        2.9
                        7,119,000     Sumitomo Marine & Fire Insurance
                                      Co., Ltd.                                  61,618,176         37,712,937        2.5
                        4,662,000     Tokio Marine & Fire Insurance
                                      Co., Ltd.                                  46,990,608         52,973,205        3.5
                                                                             --------------     --------------      ------
                                                                                270,310,371        201,114,595       13.4

Retailing               1,373,000     Ito Yokado Co., Ltd.                       71,233,505         70,099,424        4.7
                          364,000     Sangetsu Co., Ltd.                          8,382,717          3,744,799        0.2
                                                                             --------------     --------------      ------
                                                                                 79,616,222         73,844,223        4.9

Tires & Rubber          2,626,000     Bridgestone Corporation                    44,992,203         57,056,276        3.8

                                      Total Investments in Japan              1,263,622,407      1,050,355,025       69.8

Merrill Lynch Pacific Fund, Inc.
December 31, 1997

SCHEDULE OF INVESTMENTS (continued)
                      Shares Held/                                                                   Value       Percent of
Industry              Face Amount                 Investments                       Cost           (Note 1a)     Net Assets

Australian Securities
Food & Beverage         3,063,942     Coca-Cola Amatil, Ltd.                 $   17,504,495     $   22,870,385        1.5%

Leisure                14,055,889     Village Roadshow Ltd. 'A' (Preferred)      31,688,289         28,878,611        1.9

Property                5,374,330     Lend Lease Corp.                           69,706,295        104,960,665        7.0

                                      Total Investments in Australia            118,899,079        156,709,661       10.4

Hong Kong Securities

Agriculture            60,871,176     C.P. Pokphand Co. Ltd. (Ordinary)          20,697,993          9,585,393        0.6

Banking                 3,313,603     HSBC Holdings PLC                          61,995,448         81,690,632        5.4

Conglomerates          11,418,035     Hutchison Whampoa Ltd.                     84,460,532         71,625,234        4.8

                                      Total Investments in Hong Kong            167,153,973        162,901,259       10.8

Indian Securities

Banking                 3,257,000     Industrial Development Bank of India       11,173,586          7,705,179        0.5

Broadcast/Media           620,000   ++BITV                                        3,557,823            221,995        0.0

Diversified Mutual      1,929,400   ++Master Plus                                 1,146,844            846,271        0.1
Fund

Financial Services         72,000     Housing Development Finance Corp. Ltd.      5,781,901          5,667,008        0.4

                                      Total Investments in India                 21,660,154         14,440,453        1.0

Indonesian Securities

Pharmaceuticals         2,831,500     P.T. Kalbe Farma                            4,779,899            511,243        0.0

                                      Total Investments in Indonesia              4,779,899            511,243        0.0

Malaysian Securities

Conglomerates           4,338,000   ++Renong BHD                                  7,333,259          2,009,884        0.1

                                      Total Investments in Malaysia               7,333,259          2,009,884        0.1

New Zealand Securities

Diversified            50,947,756     Guinness Peat Group PLC                    18,795,683         26,017,185        1.7

                                      Total Investments in New Zealand           18,795,683         26,017,185        1.7


Merrill Lynch Pacific Fund, Inc.
December 31, 1997

SCHEDULE OF INVESTMENTS (concluded)
                      Shares Held/                                                                   Value       Percent of
Industry              Face Amount                 Investments                       Cost           (Note 1a)     Net Assets

South Korean Securities
Banking                   462,360     Hana Bank (GDR) (a)                    $    7,001,895     $    2,716,365        0.2%

                                      Total Investments in South Korea            7,001,895          2,716,365        0.2

Thailand Securities

Banking           US$   7,802,000     Bangkok Bank Public Company Ltd.,
                                      3.25% due 3/03/2004 (Convertible)           8,342,815          2,535,650        0.2

Television              2,190,000     BEC World Public Company Limited           17,568,308          8,842,902        0.6

                                      Total Investments in Thailand              25,911,123         11,378,552        0.8

Short-Term Securities

Commercial        US$  14,289,000     General Motors Acceptance Corp.,
Paper*                                6.75% due 1/02/1998                        14,286,321         14,286,321        0.9

                                      Total Investments in
                                      Short-Term Securities                      14,286,321         14,286,321        0.9

                    Nominal Value                                                 Premiums
                Covered by Options                   Issue                          Paid

Currency Put Options Purchased

                  US$ 477,000,000     Japanese Yen, expiring
                                      January 1998 at YEN 120                    11,424,150         37,587,600        2.5
                      630,000,000     Japanese Yen, expiring
                                      March 1998 at YEN 125                      14,834,727         28,287,000        1.9

                                      Total Currency Put Options Purchased       26,258,877         65,874,600        4.4

Total Investments                                                            $1,675,702,670      1,507,200,548      100.1
                                                                             ==============

Unrealized Appreciation on Forward Foreign Exchange Contracts**                                      1,966,258        0.1

Liabilities in Excess of Other Assets                                                               (3,552,874)      (0.2)
                                                                                                --------------      ------
Net Assets                                                                                      $1,505,613,932      100.0%

(a)Global Depositary Receipts (GDR).
 ++Non-income producing security.
  *Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.


   See Notes to Financial Statements.


 **Forward foreign exchange contracts as of December 31, 1997 were as follows:
                                                   Unrealized
                                Expiration        Appreciation
   Foreign Currency Sold          Date              (Note 1b)

   HK$ 683,843,567            October 1998         $ 1,966,258
                                                   -----------
   Total Unrealized Appreciation on
   Forward Foreign Exchange Contracts
   (US$ Commitment--$86,530,973)                   $ 1,966,258
                                                   ===========


Merrill Lynch Pacific Fund, Inc.
December 31, 1997


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of December 31, 1997
Assets:             Investments, at value (identified cost--$1,649,443,793) (Note 1a)                     $1,441,325,948
                    Options purchased, at value (premiums paid--$26,258,877)
                    (Notes 1a & 1b)                                                                           65,874,600
                    Unrealized appreciation on forward foreign exchange contracts
                    (Note 1b)                                                                                  1,966,258
                    Foreign cash (Note 1c)                                                                       704,735
                    Receivables:
                      Securities sold                                                    $   13,312,099
                      Capital shares sold                                                     3,072,950
                      Dividends                                                                 640,592
                      Interest                                                                  217,878       17,243,519
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1f)                                          44,296
                                                                                                          --------------
                    Total assets                                                                           1,527,159,356
                                                                                                          --------------

Liabilities:        Payables:
                      Capital shares redeemed                                                18,363,416
                      Investment adviser (Note 2)                                               860,415
                      Distributor (Note 2)                                                      845,604       20,069,435
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     1,475,989
                                                                                                          --------------
                    Total liabilities                                                                         21,545,424
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,505,613,932
                                                                                                          ==============
Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                     $    3,168,513
                    Class B Shares of Common Stock, $0.10 par value, 200,000,000
                    shares authorized                                                                          4,811,891
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            465,366
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            702,303
                    Paid-in capital in excess of par                                                       1,701,631,338
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net                                                               (38,556,442)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                       (166,609,037)
                                                                                                          --------------
                    Net assets                                                                            $1,505,613,932
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $537,671,244 and 31,685,132 shares
                             outstanding                                                                  $        16.97
                                                                                                          ==============
                    Class B--Based on net assets of $775,068,138 and 48,118,910 shares
                             outstanding                                                                  $        16.11
                                                                                                          ==============
                    Class C--Based on net assets of $73,656,081 and 4,653,657 shares
                             outstanding                                                                  $        15.83
                                                                                                          ==============
                    Class D--Based on net assets of $119,218,469 and 7,023,034 shares
                             outstanding                                                                  $        16.98
                                                                                                          ==============


                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
December 31, 1997


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended December 31, 1997
Investment          Dividends (net of $1,153,624 foreign withholding tax)                                 $   21,126,919
Income              Interest and discount earned (net of $32,677 foreign
(Notes 1d & 1e):    withholding tax)                                                                           3,141,341
                                                                                                          --------------
                    Total income                                                                              24,268,260
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                    $   11,764,158
                    Account maintenance and distribution fees--Class B (Note 2)              10,769,789
                    Transfer agent fees--Class B (Note 2)                                     2,058,159
                    Custodian fees                                                            1,349,743
                    Transfer agent fees--Class A (Note 2)                                     1,021,111
                    Account maintenance and distribution fees--Class C (Note 2)                 956,521
                    Account maintenance fees--Class D (Note 2)                                  370,854
                    Printing and shareholder reports                                            280,357
                    Transfer agent fees--Class D (Note 2)                                       234,431
                    Accounting services (Note 2)                                                213,444
                    Transfer agent fees--Class C (Note 2)                                       185,751
                    Registration fees (Note 1f)                                                 158,452
                    Professional fees                                                            90,278
                    Directors' fees and expenses                                                 37,500
                    Pricing fees                                                                 11,312
                    Other                                                                        45,259
                                                                                         --------------
                    Total expenses                                                                            29,547,119
                                                                                                          --------------
                    Investment loss--net                                                                      (5,278,859)
                                                                                                          --------------

Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                      134,960,880
(Loss) on             Foreign currency transactions--net                                     77,270,296      212,231,176
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                     (354,200,018)
(Notes 1b, 1c,        Foreign currency transactions--net                                     14,594,420     (339,605,598)
1d & 3):                                                                                 --------------    -------------
                    Net realized and unrealized loss on investments and foreign
                    currency transactions                                                                   (127,374,422)
                                                                                                          --------------
                    Net Decrease in Net Assets Resulting from Operations                                  $ (132,653,281)
                                                                                                          ==============

                    See Notes to Financial Statements.



Merrill Lynch Pacific Fund, Inc.
December 31, 1997


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                     December 31,
Increase (Decrease) in Net Assets:                                                             1997            1996
Operations:         Investment loss--net                                                 $   (5,278,859)  $   (4,318,996)
                    Realized gain on investments and foreign currency
                    transactions--net                                                       212,231,176      178,169,764
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                 (339,605,598)     (70,760,953)
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from operations        (132,653,281)     103,089,815
                                                                                         --------------   --------------

Dividends &         In excess of investment income--net:
Distributions to      Class A                                                               (27,000,302)     (34,551,177)
Shareholders          Class B                                                               (31,032,915)     (55,727,358)
(Note 1g):            Class C                                                                (3,030,621)      (4,707,430)
                      Class D                                                                (5,689,871)      (6,918,235)
                    Realized gain on investments--net:
                      Class A                                                               (60,379,477)     (19,254,820)
                      Class B                                                               (94,138,978)     (38,434,097)
                      Class C                                                                (8,987,943)      (3,161,360)
                      Class D                                                               (13,553,109)      (4,073,091)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                          (243,813,216)    (166,827,568)
                                                                                         --------------   --------------
Capital Share       Net increase (decrease) in net assets derived from capital share
Transactions        transactions                                                           (213,542,368)     365,961,817
(Note 4):                                                                                --------------   --------------

Net Assets:         Total increase (decrease) in net assets                                (590,008,865)     302,224,064
                    Beginning of year                                                     2,095,622,797    1,793,398,733
                                                                                         --------------   --------------
                    End of year                                                          $1,505,613,932   $2,095,622,797
                                                                                         ==============   ==============
                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
December 31, 1997


FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived                          Class A
from information provided in the financial statements.
                                                                       For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:             1997++        1996++           1995++         1994++          1993
Per Share           Net asset value,
Operating           beginning of year            $    21.58     $    22.16      $    21.12     $    21.21     $    15.80
Performance:                                     ----------     ----------      ----------     ----------     ----------
                    Investment income--net              .08            .11             .11            .10            .07
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions--net                 (1.48)          1.21            1.61            .50           5.37
                                                 ----------     ----------      ----------     ----------     ----------
                    Total from investment
                    operations                        (1.40)          1.32            1.72            .60           5.44
                                                 ----------     ----------      ----------     ----------     ----------
                    Less dividends and
                    distributions:
                      In excess of investment
                      income--net                      (.99)         (1.22)             --           (.22)          (.03)
                      Realized gain on
                      investments--net                (2.22)          (.68)           (.55)          (.33)            --
                      In excess of realized
                      gain on investments--net           --             --            (.13)          (.14)            --
                                                 ----------     ----------      ----------     ----------     ----------
                    Total dividends and
                    distributions                     (3.21)         (1.90)           (.68)          (.69)          (.03)
                                                 ----------     ----------      ----------     ----------     ----------
                    Net asset value,
                    end of year                  $    16.97     $    21.58      $    22.16     $    21.12     $    21.21
                                                 ==========     ==========      ==========     ==========     ==========

Total Investment    Based on net asset
Return:*            value per share                  (6.35%)         6.09%           8.20%          2.90%         34.41%
                                                 ==========     ==========      ==========     ==========     ==========

Ratios to Average   Expenses                           .87%           .87%            .93%           .91%           .90%
Net Assets:                                      ==========     ==========      ==========     ==========     ==========
                    Investment income--net             .37%           .47%            .53%           .47%           .47%
                                                 ==========     ==========      ==========     ==========     ==========
Supplemental        Net assets, end of year
Data:               (in thousands)               $  537,671     $  642,523      $  607,598     $  587,107     $  472,322
                                                 ==========     ==========      ==========     ==========     ==========
                    Portfolio turnover               19.69%         10.65%          26.73%         23.84%         13.25%
                                                 ==========     ==========      ==========     ==========     ==========
                    Average commission
                    rate paid++++                $    .0150     $    .0104              --             --             --
                                                 ==========     ==========      ==========     ==========     ==========

                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding.
                ++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
December 31, 1997


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived                          Class B++
from information provided in the financial statements.
                                                                       For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:             1997          1996             1995           1994            1993
Per Share           Net asset value,
Operating           beginning of year            $    20.59     $    21.22      $    20.27     $    20.41     $    15.34
Performance:                                     ----------     ----------      ----------     ----------     ----------
                    Investment loss--net               (.14)          (.13)           (.10)          (.12)          (.10)
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions--net                 (1.39)          1.17            1.53            .49           5.17
                                                 ----------     ----------      ----------     ----------     ----------
                    Total from investment
                    operations                        (1.53)          1.04            1.43            .37           5.07
                                                 ----------     ----------      ----------     ----------     ----------
                    Less dividends and
                    distributions:
                      In excess of investment
                      income--net                      (.73)          (.99)             --           (.04)            --
                      Realized gain on
                      investments--net                (2.22)          (.68)           (.38)          (.33)            --
                      In excess of realized
                      gain on investments--net           --             --            (.10)          (.14)            --
                                                 ----------     ----------      ----------     ----------     ----------
                    Total dividends and
                    distributions                     (2.95)         (1.67)           (.48)          (.51)            --
                                                 ----------     ----------      ----------     ----------     ----------
                    Net asset value,
                    end of year                  $    16.11     $    20.59      $    21.22     $    20.27     $    20.41
                                                 ==========     ==========      ==========     ==========     ==========

Total Investment    Based on net asset
Return:*            value per share                  (7.31%)         5.00%           7.10%          1.87%         33.05%
                                                 ==========     ==========      ==========     ==========     ==========

Ratios to Average   Expenses                          1.90%          1.90%           1.96%          1.94%          1.92%
Net Assets:                                      ==========     ==========      ==========     ==========     ==========
                    Investment loss--net              (.66%)         (.56%)          (.50%)         (.56%)         (.56%)
                                                 ==========     ==========      ==========     ==========     ==========

Supplemental        Net assets, end of year
Data:               (in thousands)               $  775,068     $1,217,549      $1,041,763     $  915,351     $  508,008
                                                 ==========     ==========      ==========     ==========     ==========
                    Portfolio turnover               19.69%         10.65%          26.73%         23.84%         13.25%
                                                 ==========     ==========      ==========     ==========     ==========
                    Average commission
                    rate paid++++                $    .0150     $    .0104              --             --             --
                                                 ==========     ==========      ==========     ==========     ==========

                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding.
                ++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
December 31, 1997


FINANCIAL INFORMATION (continued)


Financial Highlights (continued)
                                                                                             Class C++++
                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                                                       Oct. 21,
from information provided in the financial statements.                            For the Year Ended           1994++ to
                                                                                      December 31,              Dec. 31,
Increase (Decrease) in Net Asset Value:                                     1997         1996         1995        1994
Per Share           Net asset value, beginning of period                  $  20.30    $  20.97     $  20.12     $  21.67
Operating                                                                 --------    --------     --------     --------
Performance:        Investmentloss--net                                       (.14)       (.13)        (.12)        (.03)
                    Realized and unrealized gain (loss)
                    on investments and foreign
                    currency transactions--net                               (1.36)       1.16         1.53         (.86)
                                                                          --------    --------     --------     --------
                    Total from investment operations                         (1.50)       1.03         1.41         (.89)
                                                                          --------    --------     --------     --------
                    Less dividends and distributions:
                      In excess of investment income--net                     (.75)      (1.02)          --         (.19)
                      Realized gain on investments--net                      (2.22)       (.68)        (.45)        (.33)
                      In excess of realized gain on
                      investments--net                                          --          --         (.11)        (.14)
                                                                          --------    --------     --------     --------
                    Total dividends and distributions                        (2.97)      (1.70)        (.56)        (.66)
                                                                          --------    --------     --------     --------
                    Net asset value, end of period                        $  15.83    $  20.30     $  20.97     $  20.12
                                                                          ========    ========     ========     ========

Total Investment    Based on net asset value per share                      (7.28%)      5.00%        7.07%       (4.04%)+++
Return:**                                                                 ========    ========     ========     ========

Ratios to Average   Expenses                                                 1.90%       1.91%        1.97%        2.17%*
Net Assets:                                                               ========    ========     ========     ========
                    Investment loss--net                                     (.67%)      (.58%)       (.59%)       (.79%)*
                                                                          ========    ========     ========     ========

Supplemental        Net assets, end of period (in thousands)              $ 73,656    $ 98,925     $ 46,092     $  7,841
Data:                                                                     ========    ========     ========     ========
                    Portfolio turnover                                      19.69%      10.65%       26.73%       23.84%
                                                                          ========    ========     ========     ========
                    Average commission rate paid+++++                     $  .0150    $  .0104           --           --
                                                                          ========    ========     ========     ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
December 31, 1997


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                             Class D++++
                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                                                       Oct. 21,
from information provided in the financial statements.                            For the Year Ended           1994++ to
                                                                                      December 31,              Dec. 31,
Increase (Decrease) in Net Asset Value:                                     1997         1996         1995        1994
Per Share           Net asset  value, beginning of period                 $  21.57    $  22.14     $  21.11     $  22.70
Operating                                                                 --------    --------     --------     --------
Performance:        Investment income--net                                     .03         .04          .07           --
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                        (1.47)       1.23         1.60         (.91)
                                                                          --------    --------     --------     --------
                    Total from investment operations                         (1.44)       1.27         1.67         (.91)
                                                                          --------    --------     --------     --------
                    Less dividends and distributions:
                      In excess of investment income--net                     (.93)      (1.16)          --         (.21)
                      Realized gain on investments--net                      (2.22)       (.68)        (.51)        (.33)
                      In excess of realized gain on investments--net            --          --         (.13)        (.14)
                                                                          --------    --------     --------     --------
                    Total dividends and distributions                        (3.15)      (1.84)        (.64)        (.68)
                                                                          --------    --------     --------     --------
                    Net asset value, end of period                        $  16.98    $  21.57     $  22.14     $  21.11
                                                                          ========    ========     ========     ========

Total Investment    Based on net asset value per share                      (6.55%)      5.84%        7.95%       (3.93%)+++
Return:**                                                                 ========    ========     ========     ========

Ratios to Average   Expenses                                                 1.12%       1.12%        1.18%        1.42%*
Net Assets:                                                               ========    ========     ========     ========
                    Investment income--net                                    .11%        .16%         .31%         .12%*
                                                                          ========    ========     ========     ========

Supplemental        Net assets, end of period (in thousands)              $119,219    $136,626     $ 97,946     $ 22,012
Data:                                                                     ========    ========     ========     ========
                    Portfolio turnover                                      19.69%      10.65%       26.73%       23.84%
                                                                          ========    ========     ========     ========
                    Average commission rate paid+++++                     $  .0150    $  .0104           --           --
                                                                          ========    ========     ========     ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
December 31, 1997


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Pacific Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. However, in certain circumstances, the Fund will value a security traded on a Japanese stock exchange based upon the last bid or ask price as reported on such exchange after trading in such security has been halted for the day. Japanese stock exchanges may impose limits, based on a percentage of a security's value, on the amount such security may move in a single day. If the security reaches its limit during the day, further trading is halted. However, a bid or ask quotation may be reported following the suspension of trading. In situations where both a bid and ask price are reported following a trading suspension due to the circumstances described above, the Fund will utilize the bid price for valuation purposes. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell stock index futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


Merrill Lynch Pacific Fund, Inc.
December 31, 1997


NOTES TO FINANCIAL STATEMENTS (continued)


(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on dividends and interest at various rates. There is no tax imposed on capital gains arising from the sale of foreign investments.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting for foreign currency transactions. Accordingly, current year's permanent book/tax differences of $72,032,569 have been reclassified between accumulated net realized capital losses and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account    Distribution
                                 Maintenance Fee     Fee

Class B                               0.25%         0.75%
Class C                               0.25%         0.75%
Class D                               0.25%          --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


Merrill Lynch Pacific Fund, Inc.
December 31, 1997


For the year ended December 31, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       MLFD         MLPF&S

Class A                              $ 9,306      $ 92,731
Class D                              $41,725      $593,087

For the year ended December 31, 1997, MLPF&S received contingent deferred sales charges of $4,891,481 and $52,754 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $57,371 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1997 were $363,981,588 and $767,829,833, respectively.

Net realized and unrealized gains (losses) as of December 31, 1997 were as follows:

                                     Realized         Unrealized
                                      Gains             Gains
                                     (Losses)          (Losses)
Investments:
  Long-term                      $ 134,488,099     $(208,117,845)
  Options written                      472,781                --
                                 -------------     -------------
Total investments                  134,960,880      (208,117,845)
                                 -------------     -------------
Currency transactions:
  Options purchased                 29,131,054        39,615,723
  Options written                   46,488,016                --
  Foreign currency
  transactions                       2,395,732           (73,173)
  Forward foreign exchange
  contracts                           (744,506)        1,966,258
                                 -------------     -------------
Total currency transactions         77,270,296        41,508,808
                                 -------------     -------------
Total                            $ 212,231,176     $(166,609,037)
                                 =============     =============

As of December 31, 1997, net unrealized depreciation for Federal income tax purposes aggregated $208,168,769, of which $138,735,392 related to appreciated securities and $346,904,161 related to depreciated securities. At December 31, 1997, the aggregate cost of investments for Federal income tax purposes was $1,649,494,717.

Transactions in options written for the year ended December 31, 1997, were as follows:

                                     Nominal
                                      Value
                                    Covered by     Premiums
Call Options Written                 Options       Received

Outstanding call options
written, beginning of year          4,573,044  $     380,363
Options written                     1,203,289         92,417
Options exercised                  (4,573,044)      (380,363)
Options expired                    (1,203,289)       (92,417)
                                -------------  -------------
Outstanding call options
written, end of year                       --  $          --
                                =============  =============


                                     Nominal
                                      Value
                                    Covered by     Premiums
Put Options Written                  Options       Received

Outstanding put options
written, beginning of year                 --             --
Options written                   973,152,689  $  46,488,015
Options exercised                (973,152,689)   (46,488,015)
                                -------------  -------------
Outstanding put options
written, end of year                       --  $          --
                                =============  =============

4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(213,542,368) and $365,961,817 for the years ended December 31, 1997 and December 31, 1996, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Year Ended                                          Dollar
December 31, 1997                     Shares        Amount

Shares sold                        14,127,645  $ 327,775,139
Shares issued to shareholders
in reinvestment of dividends
and distributions                   4,661,662     78,315,908
                                -------------  -------------
Total issued                       18,789,307    406,091,047
Shares redeemed                   (16,882,980)  (377,134,106)
                                -------------  -------------
Net increase                        1,906,327  $  28,956,941
                                =============  =============


Merrill Lynch Pacific Fund, Inc.
December 31, 1997


NOTES TO FINANCIAL STATEMENTS (concluded)

Class A Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                        10,503,252  $ 243,976,070
Shares issued to shareholders
in reinvestment of dividends
and distributions                   2,231,131     47,590,033
                                -------------  -------------
Total issued                       12,734,383    291,566,103
Shares redeemed                   (10,379,092)  (241,055,211)
                                -------------  -------------
Net increase                        2,355,291  $  50,510,892
                                =============  =============


Class B Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                        14,830,822  $ 331,048,648
Shares issued to shareholders
in reinvestment of dividends
and distributions                   6,717,128    107,138,188
                                -------------  -------------
Total issued                       21,547,950    438,186,836
Automatic conversion of
shares                               (811,495)   (17,665,750)
Shares redeemed                   (31,761,943)  (669,542,234)
                                -------------  -------------
Net decrease                      (11,025,488) $(249,021,148)
                                =============  =============


Class B Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                        22,731,772  $ 504,265,222
Shares issued to shareholders
in reinvestment of dividends
and distributions                   3,942,177     80,262,723
                                -------------  -------------
Total issued                       26,673,949    584,527,945
Shares redeemed                   (16,434,419)  (365,153,210)
Automatic conversion of
shares                               (198,470)    (4,412,958)
                                -------------  -------------
Net increase                       10,041,060  $ 214,961,777
                                =============  =============


Class C Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                         6,025,528  $ 129,855,715
Shares issued to shareholders
in reinvestment of dividends
and distributions                     670,250     10,502,817
                                -------------  -------------
Total issued                        6,695,778    140,358,532
Shares redeemed                    (6,914,495)  (146,099,256)
                                -------------  -------------
Net decrease                         (218,717) $  (5,740,724)
                                =============  =============


Class C Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                         4,757,784  $ 104,489,958
Shares issued to shareholders
in reinvestment of dividends
and distributions                     332,904      6,684,703
                                -------------  -------------
Total issued                        5,090,688    111,174,661
Shares redeemed                    (2,416,196)   (53,314,914)
                                -------------  -------------
Net increase                        2,674,492  $  57,859,747
                                =============  =============

Class D Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                         6,780,045  $ 155,519,039
Shares issued to shareholders
in reinvestment of dividends
and distributions                   1,008,234     16,948,419
Automatic conversion of
shares                                771,378     17,665,750
                                -------------  -------------
Total issued                        8,559,657    190,133,208
Shares redeemed                    (7,870,337)  (177,870,645)
                                -------------  -------------
Net increase                          689,320  $  12,262,563
                                =============  =============


Class D Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                        10,226,462  $ 234,370,104
Shares issued to shareholders
in reinvestment of dividends
and distributions                     454,781      9,695,929
Automatic conversion of
shares                                190,840      4,412,958
                                -------------  -------------
Total issued                       10,872,083    248,478,991
Shares redeemed                    (8,962,823)  (205,849,590)
                                -------------  -------------
Net increase                        1,909,260  $  42,629,401
                                =============  =============

5. Commitments:
At December 31, 1997, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to sell various foreign currencies with approximate values of $10,058,000.



Merrill Lynch Pacific Fund, Inc.
December 31, 1997

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Pacific Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Pacific Fund, Inc. as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Pacific Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 12, 1998
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Pacific Fund, Inc. during its taxable year ended December 31, 1997:
                                                       Foreign
                                                    Source Income
                                 Non-Qualifying   (Excluding Foreign                     Foreign Taxes
Record           Payable            Domestic        Taxes Paid or         Total             Paid or            Long-Term
Date               Date         Ordinary Income       Withheld)      Ordinary Income        Withheld         Capital Gains*
Class A Shares
12/18/97         12/29/97           $.782605           $.217554         $1.000159            $.014887           $2.206423

Class B Shares
12/18/97         12/29/97           $.578839           $.160910         $ .739749            $.014887           $2.206423

Class C Shares
12/18/97         12/29/97           $.591907           $.164543         $ .756450            $.014887           $2.206423

Class D Shares
12/18/97         12/29/97           $.735175           $.204369         $ .939544            $.014887           $2.206423

The foreign taxes paid or withheld per share represent taxes incurred by the Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as foreign source income with an offsetting deduction from gross income, or as a credit for taxes paid to foreign governments. You should consult your tax counsel or other tax advisers regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

[FN]
*Of this amount, 48.97% is subject to a 20% tax rate and 51.03% is subject to a 28% tax rate.